                                                                   EXHIBIT 10.10

                             IVAX DIAGNOSTICS, INC.
                             1999 STOCK OPTION PLAN

     1. PURPOSES. The purposes of this 1999 Stock Option Plan (the "Plan") are
        --------
to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company or its Subsidiaries as well as other individuals who perform services for the Company or its Subsidiaries, and to promote the success of the Company's business. Options granted hereunder may be either Incentive Stock Options or Nonqualified Stock Options, at the discretion of the Board and as reflected in the terms of the written option agreement.

     2. DEFINITIONS. As used herein, the following definitions shall apply:
        -----------

          (a)  "Affiliate" shall mean, with respect to any Person, any Person
                ---------
               that directly, or indirectly through one or more intermediaries, controls, or is controlled by or is under common control with, such Person.

          (b)  "Board of Directors" or "Board" shall mean the Board of Directors
                ------------------      -----
               of the Company.

          (c)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (d)  "Common Stock" shall mean the common stock, par value $1.00 per
                ------------
               share, of the Company.

          (e)  "Company" shall mean IVAX Diagnostics, Inc., a Florida
                -------
               corporation, and its successors and assigns.

          (f)  "Committee" shall mean the committee appointed by the Board of
                ---------
               Directors in accordance with paragraph (a) of Section 4 of the Plan.

          (g)  "Continuous Status as an Employee" shall mean the absence of any
                -------------------------------
               interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted for purposes of the Plan in the case of sick leave, military leave, or any other bona fide leave of absence approved by the Board.

          (h)  "Corporate Transaction" shall be as defined in Section 15(b) of
                ---------------------
               the Plan.

          (i)  "Employee" shall mean any person, including officers and
                --------
               directors, employed by the Company or any Subsidiary. The payment of a director's fee by the Company shall not be sufficient to constitute the recipient an "employee" of the Company.

          (j)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
                ------------
               amended.

          (k)  "Incentive Stock Option" shall mean a stock option intended to
                ----------------------
               qualify as an "incentive stock option" within the meaning of
               Section 422 of the Code.

          (l)  "Initial Public Offering" shall mean (i) the public sale, in a
                -----------------------
               best efforts or firm commitment underwriting registered under the Securities Act of 1933, as amended, of shares of the Common Stock or (ii) the merger or consolidation of the Company with a company whose securities, after such merger or consolidation, are listed on, admitted to or approved for trading on a national securities exchange, the NASDAQ Stock Market or another similar trading market, if, after such merger or consolidation, the holders of the Company's voting securities (on a fully-diluted basis) immediately prior to the merger or consolidation own a majority of the ordinary voting power to elect directors of the surviving company (on a fully-diluted basis) in each case at any time after, but not before, the date of this Plan.

          (m)  "Nonqualified Stock Option" shall mean a stock option not
                -------------------------
               intended to qualify as an Incentive Stock Option.

          (n)  "Option" shall mean a stock option granted pursuant to the Plan.
                ------

          (o)  "Optioned Stock" shall mean the Common Stock subject to an
                --------------
               Option.

          (p)  "Optionee" shall mean the initial recipient of an Option from the
                --------
               Company.

          (q)  "Parent" shall mean a "parent corporation," whether now or
                ------
               hereafter existing, as defined in Section 424(e) of the Code.

          (r)  "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities
                ----------
               and Exchange Commission under the Exchange Act or any successor rule.

          (s)  "Share" shall mean a share of the Common Stock, as adjusted in
                -----
               accordance with Section 15 of the Plan.

          (t)  "Subsidiary" shall mean a "subsidiary corporation" of the
                ----------
               Company, whether now or hereafter existing, as defined in Section 424(f) of the Code.

          (u)  "Transferee" shall mean a "transferee" of the Optionee as defined
                ----------
               in Section 14 of the Plan.

          (v)  "Value" shall be as determined in accordance with Section 10(c)
                -----
               of this Plan.

     3. STOCK. Subject to the provisions of Section 15 of the Plan, the maximum
        -----
aggregate number of Shares which may be issued under the Plan is One Million Four Hundred Sixty Thousand (1,460,000). If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for further grant under the Plan.

     4. ADMINISTRATION.
        --------------

          (a) Committee. The Plan shall be administered by the Board of
              ---------
Directors. The Board, however, may at any time appoint a Committee of two or more Board members and delegate to such Committee one or more of the administrative powers allocated to the Board pursuant to the provisions of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to the Committee.

          (b) Powers of the Board. Subject to the provisions of the Plan, the
              -------------------
Board of Directors shall have the authority, in its discretion: (i) to grant Incentive Stock Options or Nonqualified Stock Options; (ii) to determine the fair market value of the Common Stock; (iii) to determine the exercise price per Share of Options to be granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (v) to determine the vesting schedule of Options to be granted; (vi) to prescribe, amend and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each Option granted under the Plan (which need not be identical); (viii) to accelerate the exercise date of any Option (provided, however, that in no event may the exercise date of any Option be accelerated to a date prior to the date on which an Initial Public Offering is consummated); (ix) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Committee; (x) subject to the provisions of the Plan and subject to such additional limitations and restrictions as the Board of Directors may impose, to delegate to specific members of management or to a committee of management personnel the authority to determine: (A) the persons to whom, and the time and times at which, Options shall be granted and the number of Shares to be represented by each Option; (B) the vesting schedule of Options;
(C) the term of Options; and (D) other terms and conditions of any Options, provided that the Board of Directors shall not have the authority to delegate such matters with respect to awards to be granted to any person subject to
Section 16 of the Exchange Act or any "covered employee" under Section 162(m) of the Code; and (xi) to interpret the Plan and make all other determinations deemed necessary or advisable for the administration of the Plan. The Board of Directors may require the voluntary surrender of all or any portion of any Option granted under the Plan, or of any other stock option outstanding to persons eligible to participate in the Plan, as a condition precedent to a grant of a new Option to such Optionee. Subject to the provisions of the Plan, such new Option shall be exercisable at the price, during the period and on such other terms and conditions as are specified by the Board of Directors at the time the new Option is granted.

Upon surrender, the Options surrendered shall be unexercisable and the Shares previously subject to such Options shall be available for the grant of other Options.

          (c) Effect of the Board's Decision. All decisions, determinations and
              ------------------------------
interpretations of the Board of Directors shall be final and binding on all Optionees and Transferees, if any.

     5. ELIGIBILITY. Incentive Stock Options may be granted only to Employees as
        -----------
provided herein. Non-Qualified Stock Options may be granted to Employees, as well as directors, independent contractors and agents of the Company or its Subsidiaries. Any person who has been granted an Option may, if he or she is otherwise eligible, be granted an additional Option or Options. Except as approved by the Board, subject to the provisions of Section 15 of the Plan, the maximum number of Shares with respect to which Options may be granted under the Plan to any Employee in any calendar year is 1% of the outstanding Shares of Common Stock on the date of adoption of the Plan.

     6. DOLLAR LIMITATION. Except as otherwise provided under the Code, to the
        -----------------
extent that the aggregate fair market value of stock for which Incentive Stock Options (under all stock option plans of the Company and of any Parent or Subsidiary) are exercisable for the first time by an Employee during any calendar year exceeds $100,000, such Options shall be treated as Nonqualified Stock Options. For purposes of this limitation, (a) the fair market value of stock is determined as of the time the Option is granted and (b) the limitation is applied by taking into account Options in the order in which they were granted.

     7. RIGHTS OF OPTIONEES. The Plan shall not confer upon any Optionee any
        -------------------
right with respect to continuation of employment, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment at any time.

     8. TERM OF PLAN. The Plan shall become effective upon its adoption by the
        ------------
Board of Directors. The Plan shall continue in effect until June 29, 2009 unless sooner terminated in accordance with Section 17 of the Plan, and thereafter no awards will be made under this Plan. Notwithstanding the foregoing, all awards made under this Plan prior to such date will remain in effect until such awards have been satisfied or terminated in accordance with the terms and provisions of this Plan.

     9. TERM OF OPTION. The term of each Option shall be ten years from the date
        --------------
of grant thereof or such shorter term as may be determined by the Board. However, in the case of an Incentive Stock Option granted to an Employee who, immediately before the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant thereof or such shorter time as may be determined by the Board.

     10. EXERCISE PRICE AND CONSIDERATION.
         --------------------------------

          (a) Price. The per Share exercise price for the Shares to be issued
              -----
pursuant to exercise of an Option shall be such price as determined by the Board, but shall be subject to the following:

               (i) In the case of an Incentive Stock Option which is: (A) granted to an Employee who, immediately before the grant of such Incentive Stock Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the fair market value per Share on the date of grant; and (B) granted to any other Employee, the per Share exercise price shall be no less than the fair market value per Share on the date of grant.

               (ii) In the case of a Nonqualified Stock Option, the per Share exercise price shall be as determined by the Board in its discretion.

          (b) Certain Corporate Transactions. Notwithstanding Section 10(a) of
              ------------------------------
the Plan, in the event the Company substitutes an Option for a stock option issued by another corporation in connection with a corporate transaction, such as a merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or partial or complete liquidation involving the Company and such other corporation, the exercise price of such substituted Option shall be as determined by the Board in its discretion (subject to the provisions of Section 424(a) of the Code in the case of a stock option that was intended to qualify as an "incentive stock option") to preserve, on a per Share basis immediately after such corporate transaction, the same ratio of fair market value per option share to exercise price per Share which existed immediately prior to such corporate transaction under the option issued by such other corporation.

          (c) Determination of Value. Prior to the consummation of an Initial
              ----------------------
Public Offering, "Value" shall mean, with respect to a Share, an amount equal to the consolidated net book value of the Company and its Subsidiaries, as reflected on the most recent regularly prepared financial statements of the Company, divided by the total number of shares outstanding as of the balance sheet date (and, for purposes of this Section 10(c) assuming that all Options outstanding under this Plan have been exercised, whether or not such Options are, in fact, exercisable at the time the determination of the Value is made). Any capital contributions made to the Company by its Parent after the date on which this Plan is adopted by the Board shall be excluded when making the above determination of net book value. After the consummation of an Initial Public Offering and provided there is, at that time, a public market for the Common Stock, the Value per Share and the fair market value per Share shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the closing price of Common Stock on such exchange or reporting system, as the case may be, on the date of grant of the Option, as reported in any newspaper of general circulation, or (ii) if the Common Stock is quoted on the NASD's OTC Bulletin Board system or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing bid and asked quotations for Common Stock on the date of grant, as reported by a generally recognized reporting service.

          (d) Payment. The Board shall determine the methods by which the
              -------
exercise price of an Option may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, check, Shares, Options, other options or awards issued under the Company plans, other property (including notes or other contractual obligations of Optionees or Transferees, if applicable, to make payment on a deferred basis), or documents executed and delivered pursuant to "cashless exercise" arrangements, the time at which such payment shall be deemed to be received, and the methods by which Shares will be delivered or deemed to be delivered to Optionees or Transferees, if applicable. When payment of the exercise price for the Shares to be issued upon exercise of an Option consists of shares of the Company's capital stock, such shares will not be accepted as payment unless the Optionee or Transferee, if applicable, has held such shares for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes.

     11. EXERCISE OF OPTION.
         ------------------

          (a) Procedure for Exercise. Any Option granted hereunder shall be
              ----------------------
exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided, however, that no Options granted hereunder shall be exercisable until the date on which an Initial Public Offering shall have been consummated. An Option may not be exercised for a fraction of a Share. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 10(d) of the Plan.

          (b) Rights as a Shareholder. Until the issuance of the stock
              -----------------------
certificate evidencing such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), which in no event will be delayed more than thirty (30) days from the date of the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

     12. TERMINATION OF EMPLOYMENT; DEATH OF OPTIONEE.
         --------------------------------------------

          (a) Termination of Status as an Employee Prior to Initial Public
              ------------------------------------------------------------
Offering. If, prior to the consummation of an Initial Public Offering, any
--------
Employee ceases to be in Continuous Status as an Employee any Option held by such Employee or any Transferee, if applicable, shall terminate immediately and automatically on the date said Employee ceases to be in Continuous Status as an Employee; provided, however, that if said Employee first ceases to be in Continuous Status as an Employee after the second anniversary of the date on which this Plan is adopted by the Board of Directors but prior to the fourth anniversary of such adoption, and said Employee ceases to be in Continuous Status as an Employee other than as a result of the termination by the Company for deliberate, willful or gross misconduct, each of such Employee's vested Options shall be automatically converted into the right to receive a cash payment from the Company equal to (i) the excess of the per Share Value on the date such Employee ceases to be in Continuous Status as an Employee over the per Share exercise price of such Option multiplied by (ii) the number of Shares subject to such Option.

          (b) Termination of Status as an Employee Following Initial Public
              -------------------------------------------------------------
Offering. If, following the consummation of an Initial Public Offering, any
--------
Employee ceases to be in Continuous Status as an Employee, other than (i) by reason of retirement or (ii) as a result of a termination by the Company for deliberate, willful or gross misconduct, any Option held by such Employee or Transferee, if applicable, shall be exercisable within twelve (12) months after the date said Employee ceases to be in Continuous Status as an Employee (or such shorter or longer period as the Board shall determine) to the extent the Employee or Transferee, as applicable, was entitled to exercise such Option as of the date of such Employee's termination of employment.

          (c) Retirement of Optionee. If, following the consummation of an
              ----------------------
Initial Public Offering, any Employee ceases to be in Continuous Status as an Employee by reason of such Employee's retirement, any Option held by such Employee or Transferee, if applicable, shall be exercisable within thirty-six
(36) months after the date said Employee ceases to be in Continuous Status as an Employee to the extent that the Employee or Transferee, if applicable, was entitled to exercise such Option as of the date of such Employee's retirement. For purposes of the Plan, "retirement" means termination of services as an Employee at or after age 65 other than as a result of deliberate, willful or gross misconduct.

          (d) Termination for Misconduct. If any Employee ceases to be in
              --------------------------
Continuous Status as an Employee as a result of a termination by the Company for deliberate, willful or gross misconduct, any Option held by such Employee or Transferee, if applicable, shall terminate immediately and automatically on the date of said Employee's termination as an Employee unless otherwise determined by the Board.

          (e) Death of Optionee. Unless otherwise determined by the Board, any
              -----------------
Option held by an Optionee or any Transferee, if applicable, at the time of the Optionee's death may be exercised subsequently by either the legal representative of the Optionee's estate, the person or persons who acquired the right to exercise the Option by bequest or inheritance, or such Transferee, as the case may be, but only to the extent the Optionee or Transferee was entitled to exercise such Option as of the date of the Optionee's death. In the event of the death during the time period specified in Section 12(b) or 12(c), as applicable, of an Optionee who is an Employee the Option may be exercised, at any time within three (3) months following the date of his death, by either the legal representative of the Optionee's estate, by a person or persons who acquired the right to exercise the option by bequest or inheritance or a Transferee, as the case may be, but only to the extent the Optionee or Transferee was entitled to exercise such Option as of the date of the Optionee's death.

          (f) Expiration of Options. None of the events described above in this
              ---------------------
Section 12 shall extend the period of exercisability of the Option beyond the expiration date thereof. Unless otherwise determined by the Board, to the extent that an Optionee or Transferee, if applicable, was not entitled to exercise an Option on the date said Optionee ceased to be in Continuous Status as an Employee or the date of the Optionee's death, or if the Optionee or Transferee does not exercise such Option (which they were entitled to exercise) within the time period specified in this Section 12, the Option shall terminate and become null and void. Notwithstanding the provisions of Section 12(b), 12(c) or 12(e) of the Plan, no Options shall be exercisable after an Optionee ceases to be in Continuous Status as an Employee in the event the Optionee or any Transferee, if applicable, shall have, during the time period in which his or her Options are exercisable, engaged in deliberate action which, as determined by the Committee, causes substantial harm to the interests of the Company or constitutes a breach of any obligation of the Optionee or such Transferee, if applicable, to the Company. In such event, the Optionee or Transferee, if applicable, shall forfeit all rights to any unexercised Option as of the date of such deliberate action.

     13. FAILURE TO CONSUMMATE INITIAL PUBLIC OFFERING. Notwithstanding anything
         ---------------------------------------------
in this Plan or any Option Agreement to the contrary, if the Company shall not have consummated an Initial Public Offering on or before the fourth anniversary of the date on which this Plan is adopted by the Board of Directors, then, at any time on or after such fourth anniversary, any Employee may elect to return any of such Employee's vested Options to the Company for cancellation in exchange for a cash payment from the Company equal to (i) the excess of the per Share Value as of the date such Employee exercises such right over the per Share exercise price of such Option multiplied by (ii) the number of Shares subject to such Option, as to which such Option is vested on the date said Employee elects to exercise such right. The rights and obligations under this Section 13 shall terminate upon the consummation of an Initial Public Offering.

     14. NON-TRANSFERABILITY OF OPTIONS. During an Optionee's lifetime, an
         ------------------------------
Option may be exercisable only by the Optionee and an Option granted under the Plan and the rights and privileges conferred thereby shall not be subject to execution, attachment or similar process and may not be sold, pledged, assigned, hypothecated, transferred or otherwise disposed of in any manner (whether by operation of law or otherwise) other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder).

Notwithstanding the foregoing, to the extent permitted by applicable law and Rule 16b-3, the Board may grant Nonqualified Stock Options that permit an Optionee to transfer such Options to any of the following: (1) a spouse or lineal descendant of the Optionee; (2) a trust established primarily for the benefit of the Optionee and/or a spouse or lineal descendant of said Optionee; or (3) any charitable organization exempt from income tax under Section 501(c)(3) of the Code. Any recipient of an Option pursuant to this Section 14 other than the Optionee shall be referred to herein as a "Transferee". Any other attempt to sell, pledge, assign, hypothecate, transfer or otherwise dispose of any Option under the Plan or of any right or privilege conferred thereby, contrary to the provisions of the Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby, shall be null and void.

     15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CHANGE IN CONTROL OR OTHER
         ----------------------------------------------------------------------
OCCURRENCES; DISSOLUTION.
------------------------

          (a) In the event that the Board shall determine that any dividend or other distribution (whether in the form of cash, Shares or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or share exchange, or other similar corporate transaction or event, affects the Shares such that an adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the rights of Optionees under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of Shares which may thereafter be issued in connection with Options, (ii) the number and kind of Shares issued or issuable in respect of outstanding Options, (iii) the maximum number of Shares with respect to which Options may be granted to any Employee and (iv) the vesting, exercisability, exercise price, grant price, or purchase price relating to any Option or, if deemed appropriate, make provision for a cash payment with respect to any outstanding Option; provided, however, that (a) each such adjustment with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code (or any successor provision) and (b) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an "incentive stock option" as defined in Section 422 of the Code; and provided further, however, that conversion of any convertible securities of the Company shall not be deemed to dilute or enlarge the rights of Optionees under the Plan. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b) If, prior to the consummation of an Initial Public Offering, there shall be consummated (A) any consolidation or merger of the Company in which the Company is not the surviving corporation (other than a merger of the Company in which the holders of the Company's outstanding voting securities immediately prior to the merger have the same proportionate ownership of the surviving corporation immediately after the merger and other than a merger or consolidation which itself would result in an Initial Public Offering), or (B) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company to an entity which is not a wholly-owned Subsidiary of the Company (each of the foregoing a "Corporate Transaction"), then the vesting and exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall, immediately prior to the specified effective date of such Corporate Transaction, become fully exercisable with respect to the total number of Shares subject to such Option and may be exercised for all or any portion of such Shares. Upon the consummation of such Corporate Transaction, all outstanding Options under the Plan shall, to the extent not previously exercised, terminate and cease to be outstanding.

          (c) If, following the Company's consummation of an Initial Public Offering the shareholders of the Company approve any Corporate Transaction then, to the extent such Options are not either assumed by the successor corporation or Parent thereof or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or Parent thereof, the vesting and exercisability of each Option outstanding under the Plan shall be automatically accelerated so that each such Option shall, immediately prior to the specified effective date of such Corporate Transaction, become fully exercisable with respect to the total number of Shares subject to such Option and may be exercised for all or any portion of such Shares. Upon the consummation of such Corporate Transaction, all outstanding Options under the Plan shall, to the extent not previously exercised, assumed by the successor corporation or its Parent or replaced with a comparable option to purchase shares of the capital stock of the successor corporation or Parent thereof, terminate and cease to be outstanding.

          (d) In the event of the proposed dissolution or liquidation of the Company, except pursuant to a Corporate Transaction, all outstanding Options will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board.

     16. TIME FOR GRANTING OPTIONS. The date of grant of an Option shall be the
         -------------------------
date on which the Board makes the determination granting such Option or such later date as the Board may specify. Notice of the determination shall be given to each Employee to whom an Option is so granted within a reasonable time after the date of such grant.

     17. AMENDMENT AND TERMINATION OF THE PLAN.
         -------------------------------------

          (a) Board Action; Shareholders' Approval. The Board may amend or
              ------------------------------------
terminate the Plan from time to time in such respects as the Board may deem advisable, without the approval of the Company's shareholders.

          (b) Effect of Amendment or Termination. No amendment or termination or
              ----------------------------------
modification of the Plan shall in any manner affect any Option theretofore granted without the consent of the Optionee, except that the Committee may amend or modify the Plan in a manner that does affect Options theretofore granted upon a finding by the Committee that such amendment or modification is in the best interest of shareholders or Optionees.

     18. CONDITIONS UPON ISSUANCE OF SHARES. Shares shall not be issued pursuant
         ----------------------------------
to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by law.

     19. RESTRICTION ON TRANSFER OF SHARES.
         ---------------------------------

          (a) Except as required or permitted under Section 14 hereof, no Shares issued upon exercise of this Option may be transferred by the Optionee or Transferee other than by will or the laws of descent and distribution, nor may any such Shares be pledged or otherwise encumbered, unless and until (i) the Company has completed any registration or other qualification of such Shares which the Board shall deem necessary or advisable under any federal or state law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, and (ii) the Company has obtained any approval or other clearance from any federal or state governmental agency or body which the Board shall determine to be necessary or advisable. Stock certificates issued and delivered to the Optionee or Transferee in respect of the Shares shall bear such restrictive legends as the Company shall deem necessary or advisable pursuant to applicable federal and state securities laws or for purposes of the Plan and any applicable Option Agreement, including reference to these restrictions on transfer.

          (b) In the event of an Initial Public Offering, the Optionee or Transferee shall be bound by the terms of any lock-up restrictions requested by the underwriter and imposed on any of the shareholders of the Company, and shall execute and deliver any agreement prepared for that purpose.

          (c) Unless the Board shall expressly determine otherwise in writing, the Company shall not recognize or give effect to any attempted transfer or other action taken in violation of the above restrictions, and any such attempted transfer or other action shall be void ab initio and of no legal effect.

     20. OPTION AGREEMENTS. Options shall be evidenced by written option
         -----------------
agreements in such form as the Committee shall approve. Such agreements shall contain such provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall determine; provided, however, that in the event of any conflict of any provision of any such option agreement with any provision of the Plan, the provision of the Plan shall control.

     21. INDEMNIFICATION OF COMMITTEE MEMBERS. In addition to such other rights
         ------------------------------------
of indemnification they may have as directors, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereon, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the Articles of Incorporation and Bylaws of the Company), or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee member did not act in good faith and in a manner he or she reasonably believed to be in and not opposed to the best interests of the Company; provided that within 60 days after institution of any such action, suit or proceeding a Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     22. OTHER COMPENSATION PLANS. The adoption of the Plan shall not affect any
         ------------------------
other stock option or incentive or other compensation plans in effect for the Company or any Subsidiary, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for Employees of the Company or any Subsidiary.

     23. SINGULAR, PLURAL; GENDER. Whenever used herein, nouns in the singular
         ------------------------
shall include the plural, and the masculine pronoun shall include the feminine gender.

     24. HEADINGS. Headings of Articles and Sections hereof are inserted for
         --------
convenience and reference; they constitute no part of the Plan.

     25. WITHHOLDINGS. The Company and any Subsidiary may, to the extent
         ------------
permitted by law, deduct from any payments or transfers of any kind due to an Optionee the amount of any federal, state, local or foreign taxes required by any governmental regulatory authority to be withheld or otherwise deducted with respect to the Options or the Optioned Stock.

     26. GOVERNING LAW. The Plan, the Options granted hereunder and all related
         -------------
matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.

     27. RESERVATION OF SHARES. The Company shall, during the term of the Plan
         ---------------------
and any Options granted hereunder, reserve and keep available sufficient number of shares of Common Stock to permit the exercise of all Options outstanding hereunder.